UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2010
______________

CHINA JO-JO DRUGSTORES, INC.
(Exact name of registrant as specified in Charter)
Nevada	001-34711	98-0557852
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
Room 507-513, 5th Floor, A Building, Meidu Plaza Gongshu District, Hangzhou, Zhejiang Province People’s Republic of China
(Address of Principal Executive Offices)

+86 (571) 88077078
(Issuer Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On September 10, 2010, the Registrant issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2, and the information in both exhibits are incorporated herein by reference.

The information in Item 8.01 and Item 9.01(d) in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

99.1	Press Release dated September 10, 2010
99.2	Press Release dated September 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Jo-Jo Drugstores, Inc.
Date:	September 10, 2010	(Registrant)

		By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer